UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 12, 2010
MADISON BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54081	27-2585073

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9649 Belair Road, Suite 300, Baltimore, Maryland 21236
(Address of principal executive offices) (Zip Code)
(410) 529-7400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On August 12, 2010, Madison Bancorp, Inc. (the “Company”) and Madison Square Federal Savings Bank entered into an Agency Agreement with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), pursuant to which Sandler O’Neill will act as marketing agent during the Company’s subscription offering and also as placement agent during the sale of Madison Bancorp’s common stock in the community offering, if held.
     The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-167455) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated August 12, 2010. For a description of the fees to be paid to Sandler O’Neill, see “The Conversion and Stock Offering — Marketing Arrangements” in the prospectus contained in the registration statement.

Item 9.01	Financial Statements and Exhibits.
          (d) Exhibits

Number	Description
1.1	Agency Agreement among Madison Bancorp, Inc., Madison Square Federal Savings Bank and Sandler O’Neill & Partners, L.P., dated August 12, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MADISON BANCORP, INC.
Date: August 17, 2010	By:	/s/ Michael P. Gavin
Michael P. Gavin
President and Chief Executive Officer

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